DEBT CONVERSION AGREEMENT

The debt conversion agreement (“Agreement”) is entered into between W&E Source Corp., a Nevada corporation (“Corporation”), and Lin Li (“Debtholder”) dated this 5th day of August, 2016 (“Effective Date”)

     1. Conversion.

          (a) As of the Effective Date, Debtholder hereby elects to convert $25,920 which represents the principal and no interest owed by the Corporation to Debtholder into 4,712,727 shares of common stock of the Corporation (“Shares”) as set forth in Section 3 below.

     2. Representations, Warranties and Covenants.

          (a) Of the Corporation. The Corporation hereby makes the following representations, warranties and covenants in favor of Debtholder:

               (i) Authorized Shares. The Shares identified in this Agreement constitute duly authorized common stock of the Corporation, the issuance of which to Debtholder has been duly authorized by the board of directors of the Corporation.

               (ii) Validly Issued. Upon issuance of the Shares identified in this Agreement and receipt by the Corporation, such Shares shall be validly issued and outstanding, fully paid, non-assessable and free and clear of all liens and encumbrances arising through the actions of the Corporation or its directors, officers, employees or agents.

          (b) Of Debtholder. Debtholder (the “Debtholder”) hereby makes the following representations, warranties and covenants with respect to Debtholder in favor of the Corporation.

               (i) Debtholder. Debtholder is the owner of certain debt of the Corporation, free and clear of all liens, claims and encumbrances.

               (ii) Authorization. Debtholder has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of Debtholder.

               (iii) To Be Purchased Entirely For Own Account. This Agreement is made with Debtholder in reliance upon Debtholder’s representation to the Corporation, which, by Debtholder’s execution of this Agreement, Debtholder hereby confirms, that the Shares to be purchased by Debtholder are being and will be acquired for investment for Debtholder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Debtholder has any present intention of selling, granting any participation in or otherwise distributing the same. Debtholder is familiar with the phrase “acquired for investment and not with a view to distribution” as it relates to the Securities Act of 1933, as amended (the “Securities Act”) and state securities laws and the special meaning given to such term by the Securities and Exchange Commission (the “SEC”). By executing this Agreement, Debtholder further represents that Debtholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

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               (iv) Reliance Upon Debtholder’s Representations and Warranties. Debtholder understands that the Shares are not, and at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act, and that the Corporation’s reliance on such exemption is predicated on the Debtholder’s representations and warranties set forth herein.

               (v) Receipt of Information. Debtholder has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares. Debtholder further represents that Debtholder has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering and the business, properties, prospects and financial condition of the Corporation and to obtain additional information necessary to verify the accuracy of any information furnished to Debtholder or to which Debtholder had access.

               (vi) Investment Experience. Debtholder represents that he is experienced in evaluating and investment in private placement transactions of securities of companies in a similar stage of development as the Corporation and acknowledges that Debtholder can bear the economic risk of Debtholder’s investment and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Shares.

               (vii) Accredited Investor. Debtholder is an Accredited Investor, as such term is defined in Regulation D promulgated under the Securities Act.

               (viii) Restricted Securities. Debtholder understands that neither the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares, or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. Debtholder is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Corporation.

               (ix) Legends. To the extent applicable, each certificate or other document evidencing any of the Shares shall be endorsed with the legends substantially in the form set forth below:

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The following legend under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR W&E SOURCE CORP. (THE “CORPORATION”) HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

     3. Definitions:

          (a) “Commission” shall mean the U.S. Securities and Exchange Commission.

          (b) “Conversion Price” shall mean $0.0055 per share of Common Stock.

          (c) “Person” shall mean any natural person, trust, corporation, partnership, limited partnership, limited liability company, unincorporated association or other entity.

          (d) “Securities Act” shall mean the Securities Act of 1933, as amended.

     4. Governing Law. This Agreement shall be governed by the laws of the State of Nevada, without reference to the choice of laws rules of such state.

     5. Attorneys’ Fees. In the event any party hereto fails to perform any of its obligations under this Agreement or the transactions contemplated hereby or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all reasonable costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including court costs and reasonable attorneys’ fees.

     6. Successors and Assigns. This Agreement shall be binding upon each party hereto and its respective successors and assigns.

     7. Severability. If any term of provision of this Agreement or any application thereof shall be held invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

     8. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties hereto. The Corporation and Debtholder hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the subject matter hereof are merged into and revoked by this Agreement.

     9. Interpretation. All provisions of this Agreement shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

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     10. Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one agreement. An original signature or copy thereof transmitted by facsimile shall constitute an original signature for purposes of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

W&E Source Corp.
Authorized Signatory,

/s/ Hong Ba
Name: Hong Ba
Title: Chief Executive Officer
DEBTHOLDER
Authorized Signatory,
/s/ Lin Li
Name: Lin Li
Title: Lin Li

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